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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   September 30 , 2004
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                      Arabian American Development Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-6247                              75-1256622
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      (Commission File Number)          (IRS Employer Identification No.)


10830 N. Central Expressway, Suite 175, Dallas, Texas             75231
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (214) 692-7872
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         Arabian American Development Company (the "Company") announced today that Drew Wilson, Jr., tendered his resignation, effective September 30, 2004, from his positions as the Company's Secretary and Treasurer.

         The Company also announced that Nicholas N. Carter, 57, was appointed to replace Drew Wilson, Jr., effective October 1, 2004, as the Company's Secretary and Treasurer. Mr. Carter remains as President of Texas Oil and Chemical Co. II, Inc. ("TOCCO") and its subsidiaries. Mr. Carter has been employed by TOCCO and its subsidiaries since 1977. TOCCO is a subsidiary of the Company.

         During 2003, South Hampton Refining Company ("South Hampton"), a subsidiary of TOCCO, incurred product transportation costs of approximately $388,000 with Silsbee Trading and Transportation Corp. ("STTC"), a private trucking and transportation carrier in which Mr. Carter has a 100% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC at a rate of approximately $32,800 per month, subject to adjustment. Under the lease arrangement, STTC provides the transportation equipment and all normal maintenance on such equipment and South Hampton provides the drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 95% of STTC's income will be derived from such lease arrangement. The Company believes that the terms of the lease arrangement are no less favorable in any material respect than those which could be obtained from an unaffiliated third party. The lease agreement operated on a month-to-month basis until January 1, 2004, when a new five-year agreement was entered into.

         Mr. Carter will not have an employment agreement with the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2004


                                           ARABIAN AMERICAN DEVELOPMENT COMPANY


                                           By:    /s/ JOHN A. CRICHTON
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                                                  John A. Crichton
                                                  Chairman of the Board